UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2011

Oilsands Quest Inc.

(Exact name of registrant as specified in its charter)

Colorado	001-32994	98-0461154

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 - 8th Street SW Calgary, Alberta, Canada	T2R 1M6

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (403) 263-1623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02          Termination of a Material Definitive Agreement.

The information provided in Item 1.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

As a consequence of Oilsands Quest’s commencement of proceedings under Canada’s Companies’ Creditors Arrangement Act (the “CCAA” and such proceedings, the “CCAA Proceedings”), the Securities Purchase Agreement by and between Oilsands Quest and Socius CG II, Ltd., dated October 17, 2011, previously filed with the Securities Exchange Commission (the “SEC”) as Exhibit 10.1 to the Company’s Current Report on Form 8-K on October 19, 2011 and incorporated by reference herein, together with all ancillary agreements, was terminated automatically and with immediate effect on November 29, 2011.

Item 1.03          Bankruptcy or Receivership.

On November 29, 2011, Oilsands Quest Inc. (“Oilsands Quest” or the “Company”) and certain of its subsidiaries voluntarily commenced proceedings under the CCAA obtaining an Initial Order from the Court of Queen’s Bench of Alberta (the “Court”), in In re Oilsands Quest, Inc., et al., Case No. 1101-16110.

The CCAA Proceedings were initiated by: Oilsands Quest, Oilsands Quest Sask Inc., Township Petroleum Corporation, Stripper Energy Services, Inc., 1291329 Alberta, Ltd., and Oilsands Quest Technology, Inc. (collectively, the “Oilsands Entities”).

Under the Initial Order, Ernst & Young, Inc. was appointed by the Court to monitor the business and affairs of the Oilsands Entities and creditors are stayed for a period of 30 days while the Oilsands Entities explore financing and restructuring alternatives and develop a comprehensive restructuring plan (the “Plan”). The Oilsands Entitites can make further application to the Court to extend the stay period to continue developing and implementing the Plan. The Plan must be approved by any affected shareholders and the Court in order to be implemented. Neither of Oilsands’ other subsidiaries, 1259882 Alberta, Ltd. and Western Petrochemical Corp., have filed for creditor protection.

Item 8.01.         Other Events.

On November 29, 2011, the Company issued a press release announcing the commencement of voluntary proceedings under the CCAA.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The press release is also available on the Company’s website at www.oilsandsquest.com.

Item 9.01.         Financial Statements and Exhibits.

(d)                 Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release dated November 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2011	Oilsands Quest Inc. (Registrant)

/s/ GarthWong
Name: Garth Wong
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated November 29, 2011

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